SECURITIES & EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 5, 2007


                                   HABER, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

0-9966                                                                22-2305613
(Commissions File No.)                      (I.R.S. Employer Identification No.)

                    (Address of Principal Executive Offices)
                                58 Medford Street
                            Arlington, Massachusetts
                                 (781) 643-2727

                                      02474
                                   (Zip Code)

        (Former name or former address, if changed since last report.) NA



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

The following information, including the Exhibit to this Form 8-K, is being furnished pursuant to Item 8.01 - Other Events of Form 8-K.

On June 5, 2007, Haber, inc., issued a press release titled "Haber, Inc. Recovers Saleable Gold From E-Scrap and Mine Ores in its U.S. Facility Using its Environmentally Friendly Gold Recovery Processes". A copy of that press release is attached as exhibit 99 to this report, and is included below.


Item 9.01. Financial Statements and Exhibits

   (c)   Exhibits.

         Exhibit No.
         -----------
             99        News Release dated June 5, 2007.








                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: June 5, 2007


                                             Haber, Inc.


                                             By:  /s/ Peter D'Angelo
                                             --------------------------------
                                             Name:  Peter D'Angelo
                                             Title: Chief Financial Officer